                                                                    Exhibit 99.1

                         Form 3 Joint Filer Information

Name:                                   AKDL, L.P.

Address:                                201 Main Street, Suite 1900
                                        Fort Worth, TX 76102

Date of Event Requiring Statement:      12/07/17

Name:                                   Neuro Line Partners, L.P.

Address:                                201 Main Street, Suite 1900
                                        Fort Worth, TX 76102

Date of Event Requiring Statement:      12/07/17

Name:                                   Crestline SI (GP), L.P.

Address:                                201 Main Street, Suite 1900
                                        Fort Worth, TX 76102

Date of Event Requiring Statement:      12/07/17

Name:                                   Crestline Investors, Inc.

Address:                                201 Main Street, Suite 1900
                                        Fort Worth, TX 76102

Date of Event Requiring Statement:      12/07/17

Name:                                   Bratton Capital Management, L.P.

Address:                                201 Main Street, Suite 1900
                                        Fort Worth, TX 76102

Date of Event Requiring Statement:      12/07/17

Name:                                   Bratton Capital, Inc.

Address:                                201 Main Street, Suite 1900
                                        Fort Worth, TX 76102

Date of Event Requiring Statement:      12/07/17

Name:                                   Crestline Management, L.P.

Address:                                201 Main Street, Suite 1900
                                        Fort Worth, TX 76102

Date of Event Requiring Statement:      12/07/17